EXHIBIT 10.1                                                      EXECUTION COPY

                 FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

     THIS  FIRST  AMENDMENT  TO  AGREEMENT  AND  PLAN  OF  MERGER  (this  "FIRST
                                                                           -----
AMENDMENT"),  dated as of August 26, 2005, is made and entered into by and among
---------
Concurrent  Computer  Corporation,  a  Delaware  corporation  (the "PURCHASER"),
                                                                    ---------
Stream Acquisition, Inc., a Delaware corporation ("NEWCO"), Everstream Holdings,
                                                   -----
Inc.,  a Delaware corporation (the "COMPANY"), and the parties listed on Exhibit
                                    -------
A  attached  hereto  (each,  individually  a  "SELLER"  and  collectively  the
                                               ------
"SELLERS"),  and  is  made  with reference to that certain Agreement and Plan of
 -------
Merger, dated as of August 19, 2005, by and among the Purchaser, Newco, the Company, and the Sellers (the "MERGER AGREEMENT"). In this First Amendment, the
                                ----------------
Purchaser, Newco, the Company, and the Sellers are sometimes individually referred to as a "PARTY" and collectively as the "PARTIES." Capitalized terms
                     -----                           -------
used herein without definition shall have the same meanings herein as set forth in the Merger Agreement.

                                    RECITALS

     The Purchaser, Newco, the Company, and the Sellers desire to amend certain provisions contained in the Merger Agreement.

                                    AGREEMENT

     Pursuant to Section 10.10 of the Merger Agreement and in consideration of the premises and mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt of which are hereby acknowledged, and intending to be legally bound, the Parties hereto agree that the Merger Agreement is hereby amended as follows:

                                    ARTICLE I
                                   AMENDMENTS

     Section  1.1     Definitions.
                      ------------

          (a) The definition of "Common Stock Residual Number" as set forth in Section 1.2 of the Merger Agreement is hereby deleted and replaced in its entirety with the following:

          "COMMON STOCK RESIDUAL NUMBER" means the number of shares of Purchaser
           ----------------------------
     Common Stock equal to the quotient of (i) the Total Merger Shares less the Total First Tier Distribution, divided by (ii) the Total Company Stock Number, less the Total Series C Preferred Number, less the Total Series A Preferred Number, less the Total Series B Preferred Number, less the McHale Common Stock Number.

          (b)     The  definition of "McHale Stock Dispositions" as set forth in
     Section 1.2 of the Merger Agreement is hereby deleted and replaced in its entirety with the following:

          "MCHALE  STOCK  DISPOSITIONS" means the transfers by Stephen J. McHale
           ---------------------------
     of Company Series A Preferred Stock to certain employees of the Company and Burt

     Manning as referenced in the Company Disclosure Schedule and the McHale Disposition Side Letter.

          (c) Section 1.2 of the Merger Agreement is hereby amended by adding, in the applicable alphabetical order, the following definitions:

          "FIRST  AMENDMENT  TO  MERGER  AGREEMENT"  means  that  certain  First
           ---------------------------------------
     Amendment to Agreement and Plan of Merger dated as of August 26, 2005 by and among the Parties.

          "MCHALE  COMMON  STOCK"  means  the  Company  Common  Stock  owned  by
           ---------------------
     Stephen J. McHale.

          "MCHALE  COMMON  STOCK  NUMBER"  means  the number of shares of McHale
           -----------------------------
     Common Stock.

          "MCHALE  DISPOSITION  SIDE LETTER" means that certain letter agreement
           --------------------------------
     attached as Exhibit B to the First Amendment to Merger Agreement.
                 ---------

     Section  1.2     Amendment to Section 3.1(b).  Section 3.1(b) of the Merger
                      ---------------------------
Agreement is hereby deleted and replaced in its entirety with the following:

          (b)     Cancellation  of Treasury Stock; Purchaser-Owned Stock; McHale
                  --------------------------------------------------------------
     Common  Stock.  Any  shares  of  Company  Stock  that are owned directly or
     -------------
     indirectly by the Company as treasury stock and any shares that are owned by Purchaser, Newco or any other wholly-owned Subsidiary of Purchaser shall be cancelled and retired and shall cease to exist and no stock of Purchaser or other consideration shall be delivered in exchange therefor. All shares of Purchaser Common Stock owned by Company shall remain unaffected by the Merger. All shares of McHale Common Stock shall be cancelled and retired and shall cease to exist and no stock of Purchaser or other consideration shall be delivered in exchange therefor.

     Section  1.3     Amendment to Section 3.1(c).  Section 3.1(c) of the Merger
                      ---------------------------
Agreement is hereby deleted and replaced in its entirety with the following:

          (c)     Exchange Ratios for Company Stock. Subject to Sections 3.3 and
                  ---------------------------------
     3.4,  and  other  than  shares,  if any, to be cancelled in accordance with
     Section 3.1(b), each issued and outstanding share of Company Stock shall be converted into the right to receive the number of validly issued, fully-paid and nonassessable shares of Purchaser Common Stock determined as follows:

               (i) Each issued and outstanding share of Company Series C Preferred Stock shall be converted into the right to receive the Series C First Tier Ratio;

              (ii) Each issued and outstanding share of Company Series A Preferred Stock shall be converted into the right to receive the Series A First Tier Ratio;

             (iii) Each issued and outstanding share of Company Series B Preferred Stock shall be converted into the right to receive the Series B First Tier Ratio; and

              (iv) Each issued and outstanding share of Company Common Stock shall be converted into the right to receive the Common Stock Residual Number.

The number of shares of Purchaser Common Stock into which each share of Company Series C Preferred Stock, Company Series A Preferred Stock, Company Series B Preferred Stock and Company Common Stock shall be converted, as specified above, shall be referred to as the "SERIES C EXCHANGE RATIO," the "SERIES A EXCHANGE
                                -----------------------        -----------------
RATIO,"  the  "SERIES  B EXCHANGE RATIO," and the "COMMON STOCK EXCHANGE RATIO,"
-----          ------------------------            ---------------------------
respectively,  and  collectively,  the  "EXCHANGE  RATIOS."  The Exchange Ratios
                                         ----------------
shall be adjusted for any stock split, stock dividend or similar transaction effected between the Agreement Date and the Effective Time.

     Section  1.4     Amendment  to  Article  VI.  Article  VI  of  the  Merger
                      --------------------------
Agreement is hereby amended by adding after Section 6.21 the following:

          Section  6.22     Certificate  of  Amendment. Immediately prior to the
                            --------------------------
     Closing, the Company shall, in accordance with the DGCL, file an amendment to the Company's certificate of incorporation in the form of a Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Company, in substantially the form attached as Exhibit C to the First
                                                          ---------
     Amendment  to  Merger  Agreement  (the  "CERTIFICATE  AMENDMENT").
                                              ----------------------

     Section  1.5     Amendment  to  Section  7.2.  Section  7.2  of  the Merger
                      ---------------------------
Agreement is hereby amended by adding after Section 7.2(p) the following:

          (q)     Certificate  Amendment.  The Certificate Amendment to be filed
                  ----------------------
     as described in Section 6.22 shall be filed with the Delaware Secretary of State and shall be effective.

     Section  1.6     Exhibit  6.10.  Exhibit  6.10  of  the Merger Agreement is
                      -------------   -------------
hereby  deleted  and  replaced  in  its  entirety with the Exhibit 6.10 attached
                                                           ------------
hereto  as  Exhibit  D.
            ----------

     Section  1.7     Exhibit  7.2(e).  Exhibit  7.2(e)  of the Merger Agreement
                      ---------------   ---------------
is  hereby deleted and replaced in its entirety with the Exhibit 7.2(e) attached
                                                         -------------
hereto  as  Exhibit  E.
            ----------

                                   ARTICLE II
                            MISCELLANEOUS PROVISIONS

     Section 2.1     Captions.  The  titles,  captions,  and  table  of contents
                     --------
contained in this First Amendment are inserted in this First Amendment only as a matter of convenience and for reference and do not, in any way, define, limit, extend, or describe the scope of this First Amendment or the intent of any provision of this First Amendment.

     Section  2.2     Controlling Law.  This First Amendment will be governed by
                      ---------------
and construed and enforced in accordance with the internal laws of the State of Delaware without reference to Delaware choice-of-law rules.

     Section  2.3     Counterparts;  Execution.  This  First  Amendment  may  be
                      ------------------------
executed in two or more counterparts, each of which will be deemed an original. A facsimile, telecopy, electronic mail, or other reproduction of this First Amendment may be executed by one or more

Parties, and an executed copy of this First Amendment may be delivered by one or more Parties by facsimile, telecopy, electronic mail, or similar electronic transmission device pursuant to which the signature of or on behalf of such Party can be seen, and such execution and delivery will be considered valid, binding, and effective for all purposes. At the request of any Party, all Parties agree to execute an original of this First Amendment as well as any facsimile, telecopy, electronic mail, or other reproduction of this First Amendment.

     Section  2.4     Enforcement  of  Certain  Rights.  Nothing  expressed  or
                      --------------------------------
implied in this First Amendment is intended, or will be construed, to confer upon or give any Person other than the Parties, and their successors or permitted assigns, any rights, remedies, obligations, or liabilities under or by reason of this First Amendment, or result in such Person being deemed a third-party beneficiary of this First Amendment.

     Section  2.5     Full Force and Effect.  Except as set forth expressly this
                      ---------------------
First Amendment, the Merger Agreement shall be and remain in full force and effect, and shall constitute the legal, valid and binding obligations of the Parties, enforceable against the Parties in accordance with its terms. The amendments in this First Amendment shall be deemed to have prospective application only, unless otherwise specifically stated herein.

                           [SIGNATURE PAGES TO FOLLOW]

     The Parties have caused this First Amendment to be duly executed as of the Agreement Date.

                                   CONCURRENT COMPUTER CORPORATION


                                   By:
                                        ---------------------------------
                                   Name:
                                          -------------------------------
                                   Title:
                                           ------------------------------



                                   STREAM ACQUISITION, INC.


                                   By:
                                        ---------------------------------
                                   Name:
                                          -------------------------------
                                   Title:
                                           ------------------------------


                                   EVERSTREAM HOLDINGS, INC.


                                   By:
                                        ---------------------------------
                                   Name:
                                          -------------------------------
                                   Title:
                                           ------------------------------


                                   REPRESENTATIVE:


                                   ----------------------------------

                                   SELLERS:

                                   CANOE EVERSTREAM, LLC:

                                        By:
                                             ---------------------------------
                                        Name:
                                               -------------------------------
                                        Title:
                                                ------------------------------


             [Signature Page to First Amendment to Merger Agreement]

                                   EVERSTREAM, LLC:

                                        By:
                                             ---------------------------------


                                        By:
                                             ---------------------------------
                                        Name:
                                               -------------------------------
                                        Title:
                                                ------------------------------



                                   ----------------------------------
                                   JIM HICKEY



                                   ----------------------------------
                                   SCOTT KEGLOVIC

                                   LAUDER PARTNERS  LLC:

                                        By:
                                             ---------------------------------


                                        By:
                                             ---------------------------------
                                        Name:
                                               -------------------------------
                                        Title:
                                                ------------------------------


                                   ----------------------------------
                                   JOHN F. MCHALE



                                   ----------------------------------
                                   STEPHEN J. MCHALE



                                   ----------------------------------
                                   KATHY WOLFE




                                   ----------------------------------
                                   ROBERT WOLFE


             [Signature Page to First Amendment to Merger Agreement]

                                    Exhibit A
                                    ---------

                                     Sellers



Canoe Everstream, LLC
Everstream, LLC
Jim Hickey
Scott Keglovic
Lauder Partners LLC
John F. McHale
Stephen J. McHale
Kathy Wolfe
Robert Wolfe

                                    Exhibit B
                                    ---------

                         McHale Disposition Side Letter



                                 (See Attached)

                                    Exhibit C
                                    ---------

                              Certificate Amendment



                                 (See Attached)

                                    Exhibit D
                                    ---------

                                  Exhibit 6.10



                                 (See Attached)

                                    Exhibit E
                                    ---------

                                 Exhibit 7.2(e)



                                 (See Attached)